UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2009

FIRST CAPITAL CHINA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50818 (Commission File Number)	26-0744863 (IRS Employer Identification No.)

Room 1131, XianKeJiDian Building BaGuaSi Road Futian District Shenzhen City, China 518029 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 011-86775 23990959

ARTCRAFT V, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On December 28, 2009, our wholly-owned subsidiary, First Capital China (BVI) Limited, a British Virgin Islands company (“BVI sub”), acquired all of the outstanding shares of common stock of Good Honour Investment Development Limited (the "HK Jiaxin"), a Hong Kong company, from Chen Xiao Hong, a nominee holding such shares on behalf of our controlling shareholder, Mr. Arthur Shi, for no consideration, pursuant to an Instrument of Transfer dated December 28, 2009.

Any description herein regarding the terms of the Instrument of Transfer is qualified in its entirety by reference to the Instrument of Transfer, filed as Exhibit 2.1 to this report and incorporated by reference herein.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On December 28, 2009, BVI sub completed the acquisition of HK Jiaxin pursuant to the Instrument of Transfer. HK Jiaxin holds all of the equity interest in Shanghai Jiaxin Investment Management Co., Ltd. ("SH Jiaxin"), a PRC foreign wholly owned enterprise.

HK Jiaxin acquired its interest in SH Jiaxin from Smart Development Investments Limited, a BVI company and an independent third party, for no consideration. The equity transfer was made pursuant to an Equity Transfer Agreement dated October 25, 2009, as amended, and became effective on October 30, 2009, upon the issuance of a certificate of approval by the relevant Chinese regulatory authorities.

SH Jiaxin, formerly known as Shanghai Baixun Business & Trading Ltd. Co., was established on June 29, 2007 and used to conduct its business operations through its wholly-owned subsidiary, Shanghai Baixun Digital Company Ltd., a PRC company (“SH Baixun Digital”). SH Jiaxin has discontinued substantially all of its business operations since March 2008 and has disposed all of its equity interest in SH Baixun Digital to Wang Jing An and Liu De An, independent third parties, for no consideration. The disposition was made pursuant to an Equity Transfer Agreement dated November 15, 2009, which became effective on the date of execution.

SH Jiaxin’s business license authorizes the company to engage in investment management, investment consultation, economic information consultation, enterprise management consultation, trading information consultation and marketing consultation in China. As a result of the acquisition, our organizational structure is as follows:

First Capital China Corporation
| 100%
|
First Capital China (BVI) Limited
|
| 100%
|
Good Honour Investment Development Limited
|
| (Offshore)
--------------------------------------------------------------------------------
| (Onshore PRC)
| 100%

Shanghai Jiaxin Investment Management Co., Ltd.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 29, 2009, Arthur Shi replaced Li Te Xiao as our Chief Executive Officer and Secretary.  Mr. Shi will serve in such positions in 2010 or until such time as a successor is duly appointed and qualified. Mr. Xiao will continue to serve as our President and Chief Financial Officer, and will serve in such positions in 2010 or until such time as a successor is duly appointed and qualified. The replacement of Mr. Xiao as CEO and Secretary was not the result of any disagreement over any policies (accounting or otherwise) with the Company.  There are no family relationships between Mr. Shi and Mr. Xiao nor are there any agreements between the Company and Mr. Shi. Further, there are no transactions involving the Company and Mr. Shi which would be reportable, pursuant to Item 404 of Regulation S-K.

     Mr. Shi, aged 41, is currently the Legal Representative of Shanghai Jiaxin. Mr. Shi served as the Chief Financial Officer of Hehui Investment Group for five years, from 2004 to 2009, and was responsible for financial management, strategic acquisitions and investment management for the investment company.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 29, 2009, we changed the name of our company from Artcraft V, Inc. to First Capital China Corporation to better reflect our future business. The name change was made in connection with the merger of First Capital China Corporation, a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”).

Pursuant to Section 253 of the Delaware General Corporation Law, the name change and the Merger were approved by our sole director, Li Te Xiao. Neither the name change nor the Merger required stockholder approval.

The name change was effected by our filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on December 30, 2009. A copy of the Certificate of Ownership and Merger, which has the effect of amending the Company's Certificate of Incorporation, is attached hereto as Exhibit 3.1 and is hereby incorporated herein by reference.

We amended and restated the Bylaws of the Company and restated the Certificate of Incorporation in order to reflect the name change, copies of which are filed as Exhibit 3.2 and 3.3, respectively, and are hereby incorporated herein by reference. The Amended and Restated Bylaws became effective on December 30, 2009 and the Restated Certificate of Incorporation became effective on December 31, 2009.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Instrument of Transfer, dated December 28, 2009.
3.1	Certificate of Ownership and Merger, dated December 29, 2009, as filed with the Secretary of State of Delaware on December 30, 2009.
3.2	Amended and Restated Bylaws of First Capital China Corporation, dated December 29, 2009.
3.3	Restated Certificate of Incorporation of First Capital China Corporation, dated December 29, 2009, as filed with the Secretary of State of Delaware on December 31, 2009.
21.1	Subsidiaries of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL CHINA CORPORATION

Date: December 31, 2009	By:	/s/ Li Te Xiao
Name: Li Te Xiao
Title: President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Instrument of Transfer, dated December 28, 2009.
3.1	Certificate of Ownership and Merger, dated December 29, 2009, as filed with the Secretary of State of Delaware on December 30, 2009.
3.2	Amended and Restated Bylaws of First Capital China Corporation, dated December 29, 2009.
3.3	Restated Certificate of Incorporation of First Capital China Corporation, dated December 29, 2009, as filed with the Secretary of State of Delaware on December 31, 2009.
21.1	Subsidiaries of the Company.

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